AIRCRAFT PURCHASE AGREEMENT


         THIS AIRCRAFT PURCHASE AGREEMENT (the "Agreement"), made and entered into as of the 15th day of April 1996 between and among Aircraft Income Partners, L.P. , a Delaware limited partnership ("Beneficiary"), First Security Bank of Utah, National Association, not in its individual capacity but solely as trustee (the "Trustee") under a trust agreement dated as of December 20, 1987, as amended, for the sole benefit of Beneficiary, and Southwest Airlines Co., a Texas corporation ("Purchaser"),

                              W I T N E S S E T H:

         WHEREAS, the Trustee is the registered owner, and Beneficiary is the beneficial owner, of all right, title and interest in and to one Boeing 737-2T4 aircraft, manufacturer's serial number 22054, U.S. Registration Number N702ML (the "Airframe"), and two (2) Pratt & Whitney JT8D-15 aircraft engines, manufacturer's serial numbers P702813B and P702859B (each, an "Engine"), as described on Exhibit A hereto, together with all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property installed on or attached to the aircraft and any documentation in Beneficiary's possession or control relating thereto (the Airframe, the Engines, and all of the foregoing being hereinafter referred to collectively as the "Aircraft"); and

         WHEREAS, the Aircraft is currently subject to that certain Lease Agreement dated as of May 1, 1991, as amended (the "Lease"), between the Trustee as lessor and Purchaser as lessee; and

         WHEREAS, the Trustee and Beneficiary desire to sell and Purchaser desires to purchase the Aircraft upon the terms and subject to the conditions hereinafter set forth; and

         WHEREAS, the Trustee and Beneficiary desire to assign to Purchaser and Purchaser desires to receive from the Trustee and Beneficiary all of
Beneficiary's right, title and interest in and to any and all assignable warranties; and

         WHEREAS, simultaneously with the purchase and sale of the Aircraft between Purchaser and the Trustee, the Lease will terminate.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:
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1.       PURCHASE PRICE: PAYMENT OF PURCHASE PRICE:  LEASE TERMINATION.

         (a) Agreement; Purchase Price. The Trustee and Beneficiary agree to sell to Purchaser, and Purchaser agrees to purchase from the Trustee and Beneficiary, the Aircraft, on the terms and conditions set forth in this Agreement. The total purchase price (the "Purchase Price") payable for the Aircraft purchased hereunder shall be Five Million Seven Hundred Seventy One Thousand Four Hundred and no/100 U.S. Dollars ($5,771,400.00).

         (b) Payment of Purchase Price; Delivery Date. On or about April 15, 1996 (the "Delivery Date"), upon tender of the Aircraft by the Trustee and Beneficiary to Purchaser for acceptance, Purchaser shall pay the Purchase Price in full by wire transfer of immediately available funds to Beneficiary's account as follows:

               To:                   Chemical Bank
                                     380 Madison Avenue, 14th floor, East Region
                                     New York, New York
               ABA #:                021-000128
               Account #:            323-210430
               Acct. Title:          Aircraft Income Partners, L.P.

         (c) Taxes, Duties and Fees. The Purchase Price does not include any tax, assessment, duty or similar governmental charge or fee on the sale of the Aircraft ("Taxes"). Except for Taxes based on the net income, capital gains, net worth, franchise or gross receipts of the Trustee or Beneficiary, Purchaser agrees to assume and pay all Taxes of any nature, including fines, penalties or interest thereon, incurred in any jurisdiction in connection with the sale of the Aircraft to Purchaser and the use thereof from and after the Delivery Date. If Purchaser asserts that this transaction is exempt from Taxes, Purchaser shall deliver to the Trustee and Beneficiary, prior to the Delivery Date, such evidence of exemption as may be requested by the Trustee and Beneficiary or required pursuant to state law for Aircraft sold and delivered in such jurisdiction. Each of the parties will cooperate fully with one another to minimize the tax effect of the transaction contemplated hereunder.

         (d) Maintenance Reserve. Pursuant to Section 3.6 of the Lease, Purchaser as lesssee is required to pay to the Trustee as lessor a maintenance reserve payment as computed in accordance with such Section 3.6. The Trustee, Beneficiary and Purchaser agree that the aggregate amount of such maintenance reserve payment, as adjusted for certain deductions to which Purchaser as lessee is entitled in accordance with such Section 3.6, is $1,100,000.00 (the "Maintenance Reserve"). Purchaser shall pay the Maintenance Reserve to Beneficiary's account as shown above contemporaneously with the payment of the Purchase Price.

         (e) Lease Termination. Lessee has requested that the Delivery Date occur no later than April 15, 1996. To facilitate the sale of the Aircraft to Purchaser prior to the scheduled termination of the Base Lease Term, and in consideration of the payment by Purchaser to Beneficiary on the Delivery Date of the amount of all remaining basic rents due as of the Delivery Date for the balance of the Base Lease Term, amounting to $110,000 (the "Termination Payment"), the Trustee and Beneficiary have agreed to the early termination of the Lease. The Trustee and Purchaser shall execute and deliver a lease termination document (the "Lease Termination") in a form acceptable for filing with the Federal Aviation Administration ("FAA") to evidence the termination of the Lease and the release of the Aircraft from the terms and conditions thereof.

Upon Beneficiary's receipt of the Maintenance Reserve, the Termination Payment and the Purchase Price, the filing of the Lease Termination, the Aircraft Bill of Sale (FAA Form 8050-2) and the passing of title to Purchaser, all obligations of the Trustee and Purchaser under the Lease (except those obligations which by their terms survive such termination) shall be deemed to have been fully satisfied.

         (f) Adjustment to Purchase Price. In the event that the Delivery Date occurs on any date after April 15, 1996, the Purchase Price shall be increased by Nine Hundred Fifty-Four and no/100 U.S.
Dollars ($954.00) for each day subsequent to April 15, 1996.

2.       DOCUMENT DELIVERIES: CLOSING: CONDITIONS.

         (a) Document Deliveries. On or prior to the Delivery Date, the parties shall have executed and delivered in escrow the following documents (in addition to the Lease Termination referred to above) to the law firm of Daugherty Fowler & Peregrin ("DF&P"), 204 North Robinson, 900 City Place, Oklahoma City, OK 73102, Attn: Susan H. Utecht, Esq.:

                  (i) Purchaser  Documents.  Purchaser shall execute and deliver
(x) three original counterparts of this Agreement and (y) one original Application for Aircraft Registration (FAA Form 8050-1).

                  (ii) Trustee Documents.  The Trustee shall execute and deliver
(x) three original counterparts of this Agreement, (y) one original counterpart of the Warranty Bill of Sale in the form of Exhibit B hereto and (z) one original Aircraft Bill of Sale (FAA Form 8050-2).

                  (iii) Beneficiary Documents. Beneficiary shall execute and deliver (x) three original counterparts of this Agreement and (y) one original counterpart of the Warranty Bill of Sale in the form of Exhibit B hereto.

         (b) Closing Procedures; Registration. On the Delivery Date, following Beneficiary's receipt of the Purchase Price, the Termination Payment and the Maintenance Reserve and Purchaser's acceptance of the Aircraft as evidenced by its delivery to the Trustee of the executed Acceptance Certificate (as described below), then upon telephonic instructions from the Trustee, Beneficiary and Purchaser, DF&P (i) shall file for recordation with the FAA: (x) any documents (including the Lease Termination) required to release any liens, claims or encumbrances pertaining to the Aircraft, including the Lease, (y) the Aircraft Bill of Sale and (z) the Application for Aircraft Registration and (ii) shall release to Purchaser the Aircraft Bill of Sale and the Warranty Bill of Sale.

         (c) Risk of Loss. Upon payment in full of the Purchase Price, the Termination Payment and the Maintenance Reserve to Beneficiary's account and release of the Aircraft Bill of Sale and the Warranty Bill of Sale to Purchaser, title to and all risk of loss of the Aircraft shall pass from the Trustee to Purchaser.

         (d) Opinion of Counsel. Purchaser shall receive a favorable opinion of DF&P dated the Delivery Date, in form and substance reasonably satisfactory to Purchaser, to the effect that title to the Aircraft is vested in Purchaser, free and clear of all liens and encumbrances, subject to such normal exceptions as are provided by counsel.

3.       CONDITION OF AIRCRAFT: DELIVERY LOCATION.

         (a) Condition of Aircraft. The Trustee and Beneficiary will deliver the

Aircraft and Purchaser hereby agrees to accept the same, "AS IS, WHERE IS" and "WITH ALL FAULTS". Since Purchaser is in sole possession and control of the Aircraft as lessee pursuant to the Lease, no inspection of the Aircraft or its records shall be required by Purchaser as a condition precedent to the transaction contemplated hereunder.

         (b) Delivery Location. On the Delivery Date, the Aircraft will be delivered to Purchaser at Purchaser's facilities in Dallas, Texas or such location as the parties may agree. Upon tender of the Aircraft by the Trustee and Beneficiary, Purchaser or its agent shall execute and deliver to the Trustee via facsimile transmission in care of DF&P at (405) 232-0865 (with hard copy to follow) an Acceptance Certificate in the form of Exhibit C hereto.

4. ADDITIONAL DELIVERIES. As lessee under the Lease, Purchaser is currently in possession and control of all logs, manuals and data and all inspection, modification and overhaul records which are required to be maintained with respect to the Aircraft under applicable rules and regulations of the Federal Aviation Administration or any other governmental body having jurisdiction, together with any other records maintained with respect to the Aircraft. On the Delivery Date, all of such documents and records shall be deemed to have been delivered to Purchaser by the Trustee and Beneficiary.

5.       WARRANTY AS TO AIRCRAFT:  ASSIGNMENT OF WARRANTIES.

         (a) Beneficiary represents and warrants to Purchaser, its successors and assigns that at the time of delivery of the Aircraft under this Agreement,
(i) the Trustee and Beneficiary shall have good title to the Aircraft and the lawful right to sell the Aircraft in accordance with the terms hereof; and (ii) Purchaser shall receive from the Trustee good title to the Aircraft free of any liens, claims, encumbrances or rights of others. THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE AND IN SECTIONS 7 AND 8 HEREOF ARE MADE BY BENEFICIARY OR THE TRUSTEE (AS APPLICABLE) IN LIEU OF AND IN SUBSTITUTION FOR, AND PURCHASER HEREBY (AND BY ACCEPTING DELIVERY OF THE AIRCRAFT) WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS OR LIABILITIES, EXPRESS OR IMPLIED, OF THE TRUSTEE OR BENEFICIARY. PURCHASER ALSO HEREBY WAIVES, RELEASES AND RENOUNCES ANY AND ALL RIGHTS, CLAIMS AND REMEDIES, EXPRESS OR IMPLIED, OF PURCHASER AGAINST THE TRUSTEE OR BENEFICIARY, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN THE AIRCRAFT OR ANY OTHER THING DELIVERED UNDER THIS AGREEMENT, WHETHER LATENT, HIDDEN OR OTHERWISE UNDISCOVERABLE, AND WITH RESPECT TO ANY OTHER MATTER ARISING UNDER OR BY VIRTUE OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO (i) ANY WARRANTY AS TO THE CONDITION OR DESCRIPTION OF THE AIRCRAFT OR AS TO THE STATE, QUALITY, AIRWORTHINESS OR FITNESS OF THE AIRCRAFT; (ii) ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (iii) ANY EXPRESS OR IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (iv) STRICT LIABILITY; (v) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE ACTUAL OR IMPUTED NEGLIGENCE OF THE TRUSTEE OR BENEFICIARY; (vi) ANY OBLIGATION OR LIABILITY WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF PATENTS, LICENSES, OR THE LIKE; AND (vii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY TANGIBLE OR INTANGIBLE THING, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES; IT BEING AGREED THAT NEITHER THE TRUSTEE NOR BENEFICIARY SHALL HAVE ANY RESPONSIBILITY WITH RESPECT TO ANY OF THE FOREGOING MATTERS AND THAT ALL RISKS OF ANY NATURE INCIDENT THERETO ARE TO BE BORNE BY PURCHASER. PURCHASER SPECIFICALLY ASSUMES ALL LIABILITY OF ANY NATURE WHATSOEVER ARISING OUT OF THE USE OR POSSESSION OF THE AIRCRAFT FROM AND AFTER THE DELIVERY DATE.

         (b) The Trustee hereby assigns to Purchaser, effective as of the Delivery Date, any and all assignable warranties of manufacturers and maintenance and overhaul agencies. Upon the request of Purchaser or its successors and assigns from time to time, and at the expense of Purchaser or such successors or assigns, the Trustee and Beneficiary shall cooperate fully with Purchaser in the enforcement of any such warranties against any such manufacturer or maintenance and overhaul agencies.

         (c) The parties hereto specifically agree that (i) this Section 5 has been the subject of discussion and negotiation and is fully understood by the parties, (ii) the Aircraft and its records have been in the possession and control of Purchaser and Purchaser is fully aware of the condition of the Aircraft and its records and (iii) the Purchase Price and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of the provisions of this Section 5, specifically including the waiver, release and renunciation by Purchaser as set forth above.

6. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Trustee and Beneficiary, as of the date hereof and as of the Delivery Date (except as otherwise set forth below), as follows:

         (a) Due Organization. Purchaser is a corporation duly organized and validly existing in good standing under the law of the State of Texas, has the power and authority to carry on its business as currently conducted and has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

         (b) Authorized and Binding Obligations. This Agreement and the other documents contemplated herein constitute the duly authorized, legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other laws affecting creditors' rights and remedies and by the application of equitable principles and remedies.

         (c) Litigation. Purchaser is not a party to any contract or agreement, nor are there any actions, suits or proceedings pending or to Purchaser's best knowledge, threatened against or affecting Purchaser, including but not limited to claims, litigation or proceedings brought before or by any court or governmental department, commission or agency, concerning or affecting the transactions contemplated hereby, which are likely to prevent Purchaser from consummating the transactions contemplated hereby.

         (d) No Breach or Violations. The execution and delivery of this Agreement and all other documents relating hereto and the performance of and compliance with the terms and provisions hereof and thereof will not (i) constitute a breach or violation of the terms, conditions or provisions of, nor constitute a default under or conflict with, the organizational documents of Purchaser or any terms, conditions or provisions of any promissory note, lease, indenture or other agreement or instrument, stay, injunction, award or decree of any governmental body, administrative agency or court to which Purchaser is a party or by which Purchaser or its property may be bound, or (ii) violate any provision of any law or administrative regulation applicable to, or any court decree issued with respect to, Purchaser.

         (e) No Government Approvals. No consent or approval of, giving of notice to, registration with or other action in respect of or by any federal, state or local authority is required with respect to Purchaser's execution and delivery of this Agreement, consummation of the transactions contemplated hereby or performance of its obligations hereunder, or if any such consent, approval, giving of notice or registration is required, it has been duly given or obtained or will be duly given or obtained on or prior to the Delivery Date.

Purchaser shall take no action for the purpose of causing the representations and warranties set forth in this Section 6 to be untrue or incorrect as of the Delivery Date, nor shall Purchaser fail to take all reasonable actions necessary to make such representations and warranties true and correct as of the Delivery Date.

7. REPRESENTATIONS AND WARRANTIES OF BENEFICIARY. Beneficiary represents and warrants to Purchaser, as of the date hereof and as of the Delivery Date (except as otherwise indicated below), as follows:

         (a) Due Organization. Beneficiary is a limited partnership duly organized and validly existing in good standing under the laws of the State of Delaware, has the power and authority to carry on its business as currently conducted and has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

         (b) Authorized and Binding Obligations. This Agreement and the other documents contemplated herein constitute the duly authorized, legal, valid and binding obligations of Beneficiary, enforceable against Beneficiary in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other laws affecting creditors' rights and remedies and by the application of equitable principles and remedies.

         (c) Litigation. Beneficiary is not a party to any contract or agreement, nor are there any actions, suits or proceedings pending or to Beneficiary's best knowledge, threatened against or affecting Beneficiary, including but not limited to claims, litigation or proceedings brought before or by any court or governmental department, commission or agency, concerning or affecting the transactions contemplated hereby, which are likely to prevent Beneficiary from consummating the transactions contemplated hereby.

         (d) No Breach or Violations. The execution and delivery of this Agreement and all other documents relating hereto and the performance of and compliance with the terms and provisions hereof and thereof will not (i) constitute a breach or violation of the terms, conditions or provisions of, nor constitute a default under or conflict with, the certificate of limited partnership or organizational documents of Beneficiary or any terms, conditions or provisions of any promissory note, lease, indenture or other agreement or instrument, stay, injunction, award or decree of any governmental body, administrative agency or court to which Beneficiary is a party or by which Beneficiary or its property may be bound, or (ii) violate any provision of any law or administrative regulation applicable to, or any court decree issued with respect to, Beneficiary.

         (e) No Government Approvals. No consent or approval of, giving of notice to, registration with or other action in respect of or by any federal, state or local authority is required with respect to Beneficiary's execution and delivery of this Agreement, consummation of the transactions contemplated hereby or performance of its obligations hereunder, or if any such consent, approval, giving of notice or registration is required, it has been duly given or obtained or will be duly given or obtained on or prior to the Delivery Date.

Beneficiary shall take no action for the purpose of causing the representations and warranties set forth in this Section 7 to be untrue or incorrect on the Delivery Date, nor shall Beneficiary fail to take all reasonable actions necessary to make such representations and warranties true and correct as of the Delivery Date.

8. REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE.. The Trustee represents and warrants to Purchaser, as of the date hereof and as of the Delivery Date, as follows:

         (a) Due Organization. The Trustee is a national banking association duly organized and validly existing in good standing under the federal laws of the United States of America, has the power and authority to carry on its business as currently conducted and has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

         (b) Authorized and Binding Obligations. This Agreement and the other documents contemplated herein constitute the duly authorized, legal, valid and binding obligations of the Trustee, not in its individual capacity but solely as trustee under the Trust Agreement dated as of December 20, 1987, as amended, enforceable against the Trustee in such capacity in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other laws affecting creditors' rights and remedies and by the application of equitable principles and remedies.

         (c) Litigation. The Trustee is not a party to any contract or agreement, nor are there any actions, suits or proceedings pending or to the Trustee's best knowledge, threatened against or affecting the Trustee, including but not limited to claims, litigation or proceedings brought before or by any court or governmental department, commission or agency, concerning or affecting the transactions contemplated hereby, which are likely to prevent the Trustee from consummating the transactions contemplated hereby.

         (d) No Breach or Violations. The execution and delivery of this Agreement and all other documents relating hereto and the performance of and compliance with the terms and provisions hereof and thereof will not (i) constitute a breach or violation of the terms, conditions or provisions of, nor constitute a default under or conflict with, the certificate of incorporation or bylaws of the Trustee or any terms, conditions or provisions of any promissory note, lease, indenture or other agreement or instrument, stay, injunction, award or decree of any governmental body, administrative agency or court to which the Trustee is a party or by which the Trustee or its property may be bound, or (ii) violate any provision of any law or administrative regulation applicable to, or any court decree issued with respect to, the Trustee.

         (e) No Government Approvals. No consent or approval of, giving of notice to, registration with or other action in respect of or by any federal, state or local authority is required with respect to the Trustee's execution and delivery of this Agreement, consummation of the transactions contemplated hereby or performance of its obligations hereunder, or if any such consent, approval, giving of notice or registration is required, it has been duly given or obtained or will be duly given or obtained on or prior to the Delivery Date.

The Trustee shall take no action for the purpose of causing the representations and warranties set forth in this Section 8 to be untrue or incorrect on the Delivery Date, nor shall the Trustee fail to take all reasonable actions necessary to make such representations and warranties true and correct as of the Delivery Date.

9. ENTIRE AGREEMENT. This Agreement constitutes the entire, full and complete agreement between and among the Trustee, Beneficiary and Purchaser concerning the subject matter hereof, and supersedes all prior agreements and negotiations.

10. APPLICABLE LAW: VENUE. This Agreement shall be interpreted and construed in accordance with the laws of the State of New York, which laws shall prevail in the event of any conflict of law. Any action or other proceeding to enforce any rights arising under this Agreement shall be brought in the state or federal courts of New York, New York and the parties hereto hereby consent to jurisdiction and venue in such courts.

11. ATTORNEY'S FEES. In the event any party hereto institutes an action or other proceeding to enforce any rights arising under this Agreement, the party prevailing in such action or other proceeding shall be paid all reasonable costs and attorney's fees by the opposing party, such fees to be set by court and not by jury.

12. ADDITIONAL INSTRUMENTS. The parties shall execute any further or additional instruments and they will perform any acts which may become necessary in order to effectuate and carry out the purposes of this Agreement.

13. TERMINATION. This Agreement shall terminate and be of no further force and effect in the event that prior to delivery of the Aircraft to Purchaser hereunder, an Event of Loss (as defined in the Lease) shall have occurred with respect to the Aircraft.

14. BROKER'S FEES. Each of the Trustee and Beneficiary on the one hand and Purchaser on the other hand agrees to indemnify and hold the other party harmless from and against any and all claims, suits, damages, costs and expenses (including but not limited to reasonable attorney's fees) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever, based upon the sale of the Aircraft, if such claim, damage, cost or expense arises out of any action or alleged action by the indemnifying party, its employees or agents.

15. COSTS. Each of the parties hereto shall bear its own expenses, including attorney's fees, relative to the closing of the transaction contemplated hereunder.

16. SEVERABILITY. In the event any term or provision of this Agreement is declared to be invalid or illegal for any reason, this Agreement shall remain in full force and effect and shall be interpreted as though such invalid or illegal provision were not a part hereof.

17. MODIFICATIONS AND AMENDMENTS. This Agreement shall not be altered or amended except by writing executed by the party sought to be charged with such alteration or amendment.

18. NO WAIVER BY FAILURE TO ACT. Neither any failure to act nor any delay on the part of any party hereto in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

19. HEADINGS. The descriptive headings of the several articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

20. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed given when delivered by hand or sent by telecopier or overnight courier service to the addresses specified below (as the same may be changes from time to time in accordance with this Section 20)

         If to Purchaser:           Southwest Airlines Co.
                                    2702 Love Field Dr.
                                    P.O. Box 36611
                                    Dallas, Texas  75235-1611
                                    Attn:    Treasurer
                                    Telecopy No: (214) 792-4022

         If to the Trustee:         First Security Bank of Utah, N.A.
                                    79 South Main Street
                                    Salt Lake City, UT 84111
                                    Attn: Dain Brown, Corporate Trust Department
                                    Telecopy No:(801) 246-5053

         If to Beneficiary:         Aircraft Income Partners, L.P.
                                    c/o Fieldstone Private Capital Group,. L.P.
                                    245 Park Avenue, 44th floor
                                    New York, New York  10167
                                    Attn:    Portfolio Management Group
                                    Telecopy No:  (212) 599-8277

21. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by their duly authorized officers or agents as of the day and year first set forth above.

PURCHASER:

SOUTHWEST AIRLINES CO.



By:    /s/Laura Wright
----------------------
       Laura Wright
Title: Assistant Treasurer


TRUSTEE:

FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee under a trust agreement dated as of December 20, 1987, as amended



By:     __________________________________
Title:  __________________________________


BENEFICIARY:

AIRCRAFT INCOME PARTNERS, L.P.
By:      Integrated Aircraft Fund Management Corp.,
         its General Partner



By:      __________________________________
Title:   __________________________________

                                    EXHIBIT A

                           DESCRIPTION OF THE AIRCRAFT

One (1) Boeing 737-2T4 Aircraft which consists of the following components:

         (a)airframe: one (1) Boeing 737-2T4 aircraft, manufacturer's serial number 22054, U.S. Registration Number N702ML;

         (b)installed engines: two (2) Pratt & Whitney JT8D-15 aircraft engines, manufacturer's serial numbers P702813B and P702859B; and

         (c)allappliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property installed on or attached to the aircraft and any documentation in Purchaser's possession or control relating thereto.

                                    EXHIBIT B
                                  BILL OF SALE

         First Security Bank of Utah, National Association, not in its individual capacity but solely as trustee ("Owner Trustee") under a trust agreement dated as of December 20, 1987, as amended, is the owner of full legal title to, and Aircraft Income Partners, L.P. ("Beneficiary") is the sole owner of full beneficial title to, one (1) Boeing 737-2T4 aircraft, manufacturer's serial number 22054, Federal Aviation Administration Registration Number N702ML (the "Airframe"), and two (2) Pratt & Whitney JT8D-15 aircraft engines, manufacturer's serial numbers P702813B and P702859B (each, an "Engine"), together with all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property installed on or attached to the aircraft (the "Parts") and any documentation in the possession or control of Southwest Airlines Co. ("Purchaser") relating thereto (the Airframe, the Engines, the Parts and all of the foregoing being hereinafter referred to collectively as the "Aircraft").

         For and in consideration of the sum of $1.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner Trustee does this ___ day of April , 1996, grant, convey, transfer, bargain and sell, deliver and set over, all of the Owner Trustee's right, title and interest in and to the above-desccribed Aircraft unto Purchaser. Owner Trustee hereby represents to Purchaser that it is the lawful owner of said Aircraft; that the same is free from all liens, encumbrances, rights and interest of others arising by, through or under Owner Trustee; and that it has good record title to the Aircraft. Beneficiary hereby represents to Purchaser that the Aircraft is free from all liens, encumbrances, rights and interest of others and that it will warrant and defend such title forever against all claims and demands whatsoever. Except for the preceding sentence, the Aircraft is sold "AS IS, WHERE IS" and "WITH ALL FAULTS" in accordance with the terms of a certain Aircraft Purchase Agreement dated as of April __, 1996 and Purchaser, by its acceptance of the Aircraft, acknowledges the same.

         The covenants and agreements herein contained shall inure to the benefit of and be binding upon the respective parties hereto and their successors and assigns.

         IN WITNESS WHEREOF, Owner Trustee and Beneficiary have caused this Warranty Bill of Sale to be executed by their duly authorized officers as of the day of April 1996.

FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee


By:

Title:

AIRCRAFT INCOME PARTNERS, L.P.
By:      Integrated Aircraft Fund Management Corp.,
          its General Partner

By:      ______________________________

Title:   ______________________________

                                    EXHIBIT C

                             ACCEPTANCE CERTIFICATE


         THIS ACCEPTANCE CERTIFICATE is delivered on and as of the date set forth below to First Security Bank of Utah, National Association, not in its individual capacity but solely as trustee ("Seller") under a trust agreement dated as of December 20, 1987 for the sole benefit of Aircraft Income Partners, L.P. ("Beneficiary"), by Southwest Airlines Co. ("Purchaser").

                              Details of Acceptance

         Purchaser hereby indicates and confirms to Seller and its successors and assigns, that Purchaser has at 9:41 A.M. o'clock, on this day of April 1996, accepted and purchased from Seller, and Seller has delivered, in accordance with the provisions of the Aircraft Purchase Agreement dated as of April 15, 1996 among Purchaser, Seller and Beneficiary, one (1) Boeing 737-2T4 aircraft, manufacturer's serial number 22054, U.S. Registration Number N702ML, and two (2) Pratt & Whitney JT8D-15 aircraft engines, manufacturer's serial numbers P702813B and P702859B, together with all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property installed on or attached to the aircraft and any documentation in Purchaser's possession or control relating thereto.

         IN WITNESS WHEREOF, Purchaser has caused this Acceptance Certificate to be duly executed by its authorized officer as of the date written above.


SOUTHWEST AIRLINES CO., Purchaser



By:      ____________________________

Title:   ____________________________